Exhibit 23.1

                          INDEPENDENT AUDITOR'S CONSENT

     As independent certified public accountants, we hereby consent to the incorporation in the Registration Statement on Form 10-SB of our report dated October 7, 2003 relating to the December 31, 2002 and 2001 financial statements of Global Airline Services, Inc. and to the all reference to this firm under the caption "Experts" in the Prospectus.



                                            /s/ Weiseneck, Andres & Company P.A.
                                           -----------------------------
                                           Weiseneck, Andres & Company P.A.

October ___, 2003
Houston, Texas